  STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHEGG, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 ANNUAL MEETING OF STOCKHOLDERS OF CHEGG, INC. June 5, 2024 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR IN PROPOSAL 1, “FOR” PROPOSAL 2, “1 YEAR” IN PROPOSAL 3 AND “FOR” PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x ------------------ ---------------- 060524 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18637 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/299143484 (pass- word: CHGG2024) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. 1. Election of three Class II directors: 1a. Marne Levine 1b. Paul LeBlanc 1c. Richard Sarnoff O Ted Schlein FOR AGAINST ABSTAINNOMINEES: FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2023. 3. To approve, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation. 4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjourments or postponements thereof. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted “FOR” the election of each director in Proposal 1, “FOR” Proposal 2, “1 YEAR” in Proposal 3 and “FOR” Proposal 4. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2 YEARS 3 YEARS ABSTAIN1 YEAR

ominee #12 O Nominee #13 1. Election of three Class II directors. 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2023. 3. To approve, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation. 4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. Note: Stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors recommends a vote “FOR” the election of each director in Proposal 1, “FOR” Proposal 2, “1 YEAR” in Proposal 3 and “FOR” Proposal 4. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of CHEGG, INC. To Be Held On: Wednesday, June 5, 2024 at 9:00 a.m. Pacific Time virtually at https://web.lumiconnect.com/299143484 (password: CHGG2024) This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 22, 2024. Please visit http://www.astproxyportal.com/ast/18637, where the following materials are available for view: • Notice of Annual Meeting of Stockholders and proxy statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO OBTAIN TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers) PROXY MATERIALS: E-MAIL: help@equiniti.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting date. VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/299143484 (password: CHGG2024) and be sure to have your control number available. TELEPHONE: To vote by telephone, call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. MAIL: You may request a proxy card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 This is not a ballot. You cannot use this notice to vote by mail.